UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2011

Diamond Resorts Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2011, Diamond Resorts Issuer 2008 LLC, a subsidiary of Diamond Resorts Corporation, entered into an amended and restated 2008 conduit facility with respect to its loans receivable (the “Restated Conduit Facility”). The maturity date of the Restated Conduit Facility is April 12, 2013, and it provides for a $75 million, 18-month facility that is annually renewable for 364-day periods at the election of the lenders. The Restated Conduit Facility bears interest at either LIBOR or the commercial paper rate (having a floor of 0.50%) plus 4.0%, and has a non-use fee of 0.75%. Pursuant to the terms of the Restated Conduit Facility, the advance rates on loans receivable in the portfolio are limited to 75% of the face value of eligible loans.

The description of the Restated Conduit Facility set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Fourth Amended and Restated Indenture, dated as of October 1, 2011, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as Administrative Agent, (2) the Third Amended and Restated Sale Agreement, dated as of October 1, 2011, among Diamond Resorts Depositor 2008 LLC and Diamond Resorts Issuer 2008 LLC, and (3) the Third Amended and Restated Purchase Agreement, dated as of October 1, 2011, among Diamond Resorts Finance Holding Company and Diamond Resorts Depositor 2008 LLC, which are attached as Exhibits 10.1 through 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amended and Restated Indenture, dated as of October 1, 2011, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as Administrative Agent.

10.2	Third Amended and Restated Sale Agreement, dated as of October 1, 2011, among Diamond Resorts Depositor 2008 LLC and Diamond Resorts Issuer 2008 LLC.

10.3	Third Amended and Restated Purchase Agreement, dated as of October 1, 2011, among Diamond Resorts Finance Holding Company and Diamond Resorts Depositor 2008 LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation

October 20, 2011	By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amended and Restated Indenture, dated as of October 1, 2011, among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as Administrative Agent.

10.2	Third Amended and Restated Sale Agreement, dated as of October 1, 2011, among Diamond Resorts Depositor 2008 LLC and Diamond Resorts Issuer 2008 LLC.

10.3	Third Amended and Restated Purchase Agreement, dated as of October 1, 2011, among Diamond Resorts Finance Holding Company and Diamond Resorts Depositor 2008 LLC.

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